PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant    [X]
Filed by a Party other than the Registrant     [_]
Check the appropriate box:
[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material under Sec. 240.14a-12

                            AIR METHODS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)     Total fee paid:

--------------------------------------------------------------------------------

        [_]     Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

--------------------------------------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)     Filing Party:

--------------------------------------------------------------------------------

(4)     Date Filed:

--------------------------------------------------------------------------------

[GRAPHIC OMITED]
AIR METHODS(R)
--------------------------------------------------------------------------------
                         The Exclusive Airborne Health Care Company...Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM

June  30,  2005

TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Air Methods Corporation to be held on Wednesday, August 3, 2005, at the Company's corporate offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Time.

The purpose of the Annual Meeting is to consider and vote upon the election of Messrs. Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd to Class II directorships and the approval of the 2005 Equity Compensation Plan. We will allow time at the meeting to review fiscal year 2004 accomplishments and goals for the future.

Attached is the Notice of Annual Meeting and Proxy Statement which we request you read carefully. A proxy is also enclosed and is accompanied by the 2004 Annual Report.

Our record-date stockholders who directly hold a stock certificate may vote shares electronically or telephonically through our transfer agent, American Stock Transfer and Trust Company, via the internet address WWW.VOTEPROXY.COM or
                                                            -----------------
by telephoning 1-800-PROXIES (1-800-776-9437). Stockholders whose shares are held in an account with a broker-dealer may have one or both options, depending on that broker-dealer's technology. If you have access to alternative voting methods, you will find instructions printed on the enclosed proxy. Proxies not containing such instructions must be voted by mail. Please respond promptly to the proxy regardless of which voting method you use. Attendees at the Annual Meeting may vote their shares personally whether or not the proxy is previously submitted.

Thank  you  for  your  consideration.

FOR  THE  BOARD  OF  DIRECTORS,


George  W.  Belsey
Chairman  of  the  Board

--------------------------------------------------------------------------------
PLEASE RESPOND PROMPTLY TO THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE VOTED. IF RESPONDING BY REGULAR MAIL, PLEASE VERIFY THE PROXY IS SIGNED AND DATED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC OMITED]
AIR METHODS (R)
--------------------------------------------------------------------------------
                            The Exclusive Airborne Health Care CompanySince 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 3, 2005



TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

The 2005 Annual Meeting of Stockholders of Air Methods Corporation (the "Company"), a Delaware corporation, will be held at the Company's principal executive offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Time, on Wednesday, August 3, 2005, for the purpose of considering and voting upon the following:

1. To elect three directors, Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd to Class II directorships of the Company to serve until the annual meeting of stockholders in the year 2008;

2.   To approve the 2005 Equity Compensation Plan;

3. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed the close of business on Tuesday, June 14, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this meeting. The Company's list of Record Date registered stockholders will be available at the Company's corporate office commencing Friday, July 22, 2005, for review by interested parties. The list will also be available at the Annual Meeting, and all stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS:


Trent  J.  Carman
Secretary

June  30,  2005
Englewood,  Colorado

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 3, 2005

                     SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with a solicitation of proxies by the Board of Directors of Air Methods Corporation (the "Company") for use at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, August 3, 2005, 1:30 p.m. Mountain Time, at the Company's corporate offices located at 7211 South Peoria Street, in Englewood, Colorado 80112. Proxies so given may be revoked at any time before being voted by submitting a written revocation, together with valid identification, to the Secretary of the Company, by executing another valid proxy bearing a later date, or by attending the meeting and voting in person.

     Properly executed and dated Proxies received by 1:30 p.m. on August 3, 2005 will be voted in accordance with the instructions therein. If no instructions are given, the shares represented by the proxy will be voted FOR the election of Messrs. Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd, nominees for Class II directors, FOR the approval of the 2005 Equity Incentive Plan, and FOR approval of all other proposals. The persons named as proxies will have discretionary authority to vote all proxies with respect to additional matters that are presented properly for action at the Annual Meeting. The approximate date of mailing these proxy materials is June 30, 2005.

     The Company intends to request banks, brokerage houses, custodians, nominees and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. Solicitation for proxies is made by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone, electronic mail, internet, or facsimile transmission. No employees are expected to be specially engaged for the purpose of soliciting security holders. The cost of preparing, assembling, mailing, and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company and is estimated to total approximately $30,000.

                                  VOTING RIGHTS

     Only holders of shares of the Company's Common Stock, par value $.06 per share ("Common Stock"), at the close of business on June 14, 2005, the Record Date determined by the Board of Directors, may vote at the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote 11,030,574 shares of Common Stock. Each share of Common Stock is entitled to one vote on the matters listed in the Notice of Annual Meeting. A quorum of one-third of the shares outstanding and entitled to vote is required to vote on matters before the Annual Meeting. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted for each of the proposals described in this Proxy Statement. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business and will have the same effect as negative votes with regard to Proposal Nos. 1 and 2.

     If the beneficial owner of shares that are held of record by a broker does not give instructions to the broker as to how to vote the shares, the broker has the authority under stock market rules to vote those shares for or against "routine" matters, such as Proposal No. 1. Where a matter is not considered routine, such as Proposal No. 2 regarding the approval of the Company's 2005 Equity Compensation Plan, the shares held by the broker will not be voted without specific instruction from the beneficial owner. These so-called "broker non-votes" would be counted for the purpose of establishing whether a quorum is present, however, they would not be taken into account in determining the outcome of any non-routine proposals.

                                  ANNUAL REPORT

     The Company is also mailing with this Proxy Statement its Annual Report to Stockholders for the year ended December 31, 2004, which includes financial statements as filed with the Securities and Exchange Commission ("SEC") on Form 10-K for the same period. THE ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THE PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH A COPY OF THE FORM 10-K TO ANY STOCKHOLDER FREE OF CHARGE, AND WILL FURNISH A COPY OF ANY EXHIBIT TO THE FORM 10-K UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). INTERESTED PARTIES MAY REQUEST A COPY OF THE FORM 10-K OR ANY EXHIBIT THERETO FROM THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL OFFICES, 7301 SOUTH PEORIA STREET, ENGLEWOOD, COLORADO 80112.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of nine directors, divided among three classes, with three directors in Class I, three directors in Class II, and three directors in Class III. Class II directors' terms will expire at the 2005 annual meeting of stockholders to be held on August 3, 2005; Class III directors hold office for a term expiring at the 2006 annual meeting of stockholders; and the Class I directors hold office for a term expiring at the 2007 annual meeting of stockholders.

     The nominees for election as directors to Class II to serve for a three-year term expiring at the 2008 annual meeting of stockholders are Messrs. Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd. Unless voted otherwise, all shares represented by a proxy given pursuant to this solicitation will be voted FOR the election of Messrs. Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd, to serve as Class II directors. The principal occupation and certain other information regarding the nominees and the other directors whose terms of office will continue after the Annual Meeting can be found on page 3. Information about the share ownership of the nominees and other directors can be found on page 23.

     VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS. Assuming the presence of a quorum, the affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of common stock held in the stockholder's name. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for each of Messrs. Samuel H. Gray, Morad Tahbaz, and Aaron D. Todd as nominees for election as Class II directors. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT EACH OF MESSRS. SAMUEL H. GRAY, MORAD TAHBAZ, AND AARON D. TODD TO THE BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Summary information concerning the Company's directors and executive officers is set forth below:

                                                                                      CLASS/YEAR
                                                                                        TERM AS
                                                                                       DIRECTOR
NAME                           AGE  POSITION                                          EXPIRES(1)
-----------------------------  ---  ------------------------------------------------  -----------
George W. Belsey                65  Chairman of the Board                             I/2007
Ralph J. Bernstein              47  Director                                          III/2006
Samuel H. Gray                  67  Director                                          II/2005*
C. David Kikumoto               55  Director                                          I/2007
MG Carl H. McNair, Jr. (Ret.)   70  Director                                          I/2007
Lowell D. Miller, Ph.D.         71  Director                                          III/2006
Morad Tahbaz                    49  Director                                          II/2005*
Paul H. Tate                    54  Director                                          III/2006
Aaron D. Todd                   43  Director and Chief Executive Officer              II/2005*
David L. Dolstein               56  Senior Vice President, Community Based            N/A
                                    Services
Neil M. Hughes                  46  Senior Vice President, Air Medical Services       N/A
Trent J. Carman                 44  Chief Financial Officer, Secretary and Treasurer  N/A
Sharon J. Keck                  38  Chief Accounting Officer and Controller           N/A

__________________

(1) Refers to the calendar year in which the annual meeting of stockholders is contemplated to be held and at which the term of the pertinent director class shall expire.

MR. GEORGE W. BELSEY has served as Chairman of the Board of Directors since April 1994, having been appointed a director in December 1992. Mr. Belsey was appointed Chief Executive Officer of the Company effective June 1, 1994, and served in that capacity until July 2003. Mr. Belsey previously served in executive and administrative positions at the American Hospital Association and at a number of hospitals. He received his Bachelor's Degree in Economics from DePauw University in Greencastle, Indiana, and holds a Master's Degree in Business Administration from George Washington University, Washington, D.C.

MR. RALPH J. BERNSTEIN became a director in February 1994. He is a co-founder and General Partner of both Americas Partners, a real estate investment firm, and of Bernstein Capital, LLC, an investment firm. He holds a Bachelor of Arts Degree in Economics from the University of California at Davis. Mr. Bernstein currently serves on the board of Empire Resorts, Inc.

MR. SAMUEL H. GRAY became a director in March 1991. From 1989 to 2000, he was Chief Executive Officer of The Morris Consulting Group, Inc., a health care industry consulting firm, and since 2000 has been a Vice President of the Mattson Jack Group, Inc., also a health care consulting firm. In 1959 Mr. Gray received a Bachelor of Science Degree from the University of Florida.

MR. C. DAVID KIKUMOTO became a director in June 2004. Mr. Kikumoto is the founder and Chief Executive Officer of Denver Management Advisors. From 1999 to 2000, Mr. Kikumoto was President and Vice Chairman at Anthem Blue Cross and Blue Shield, Colorado and Nevada, and from 1987 to 1999, he served in several roles at Blue Cross and Blue Shield of Colorado, Nevada and New Mexico. He received his Bachelor of Science degree in accounting from the University of Utah, pursued graduate studies at the University of Utah, and graduated from the Executive Development Program at the University of Chicago.

MAJOR GENERAL CARL H. MCNAIR, JR. (RET.) was appointed to the board of directors in March 1996. In April 1999, General McNair retired from his position as Corporate Vice President and President, Enterprise Management, for DynCorp, a technical and professional services company headquartered in Reston, Virginia, where he was responsible for the company's core businesses in facility management, marine operations, test and evaluation, administration and security, and biotechnology and health services. He currently serves as Special Assistant, Government Relations and Legislative Affairs, to the Vice President of Corporate Communications and Marketing for the Computer Sciences Corporation, and as President of the Army Aviation Association of America Scholarship Foundation, Inc. General McNair has a Bachelor of Science Degree in Engineering from the U.S. Military Academy at West Point, a Bachelor's Degree and Master's Degree in Aerospace Engineering from Georgia Institute of Technology, and a Master of Science Degree in Public Administration from Shippensburg University.

DR. LOWELL D. MILLER was named a director in June 1990. Since 1989, Dr. Miller has been involved with various scientific endeavors including a pharmaceutical consulting business. The University of Missouri awarded Dr. Miller a Bachelor of Science Degree in 1957 as well as a Master's Degree in Biochemistry in 1958 and a Biochemistry Doctorate Degree in 1960.

MR. MORAD TAHBAZ was elected to the board of directors in February 1994. He is a co-founder and General Partner of Americas Partners, an investment firm. From 2003 to 2005, he served as President and as a Director of Empire Resorts, Inc. (NASDAQ: NYNY). Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City. He holds a Master's Degree in Business Administration from Columbia University Graduate School of Business.

MR. PAUL H. TATE was elected to the board of directors in September 2003. Mr. Tate is the Chief Financial Officer and a Senior Vice President of Frontier Airlines. Prior to joining Frontier in October 2001, he was Executive Vice President and Chief Financial Officer for Colgan Air, Inc., a U.S. Airways Express carrier. Mr. Tate served as Senior Vice President-Finance and Chief Financial Officer of Atlantic Coast Airlines Holdings, Inc. from 1997 to 2000, and has served in financial officer positions with Midway Airlines and Reno Air, Inc. Mr. Tate, a certified public accountant, received his undergraduate degree in economics and his Master's Degree in Business Administration from Northwestern University in 1973 and 1975, respectively.

MR. AARON D. TODD became a director in June 2002 and Chief Executive Officer in July 2003. He joined the Company as Chief Financial Officer in July of 1995 and was appointed Secretary and Treasurer during that same year. He was appointed Chief Operating Officer in January 2002. Mr. Todd holds a Bachelor of Science Degree in Accounting from Brigham Young University.

MR. DAVID L. DOLSTEIN joined the Company with the July 1997 acquisition of Mercy Air Service, Inc. and now serves as Senior Vice President of Community-based Operations (collectively referred to as the Company's "LifeNet" Division). Mr. Dolstein received a Bachelor of Science degree in 1974 from Central Missouri State University with postgraduate studies in Industrial Safety. He has an extensive aviation background, both as a pilot and in upper management positions.

MR. NEIL M. HUGHES was named Senior Vice President of the Air Medical Services Division in January 2003 and Vice President in April 2000, and has served as Director of Operations since August 1998.

Since 1992, Mr. Hughes has served the Company in several other positions including line pilot, area manager, training captain/check airman and operations manager. Prior to joining the Company, Mr. Hughes was a commercial pilot and for sixteen years served in a number of capacities in the Royal Navy. Mr. Hughes is a graduate of the Royal Naval College, Dartmouth, England.

MR. TRENT J. CARMAN joined the Company in April 2003 and is the Chief Financial Officer, Secretary and Treasurer. Prior to joining the Company, Mr. Carman served as Chief Financial Officer of StorNet, Inc. from January 2000 until April 2003, and served in various capacities including Senior Vice President and Chief Financial Officer for United Artists Theatre Circuit, Inc., from June 1992 until January 2000. Mr. Carman received his Bachelor of Science Degree in Accounting from Utah State University and holds a Master's Degree in Business Administration-Finance from Indiana University.

MS. SHARON KECK joined the Company as Accounting Manager in October 1993 and was named Controller in July of 1995. She assumed the additional position of Chief Accounting Officer in January 2002. Ms. Keck holds a Bachelor of Science Degree in Accounting from Bob Jones University.

           PROPOSAL NO. 2 - APPROVAL OF 2005 EQUITY COMPENSATION PLAN

     In June 2005, the Board of Directors approved the 2005 Equity Compensation Plan (the "2005 Plan"). The Company's stockholders previous approved the 1995 Employee Stock Option Plan that has since terminated in accordance with its terms, except that 1995 Plan continues to govern options previously granted under it. The 2005 Plan is attached to this Proxy Statement as "Exhibit A."

     The 2005 Plan is administered by a committee composed of two or more members of the Board of Directors, all of whom are disinterested persons (the "Committee"). Under the 2005 Plan, the Committee is authorized to grant incentive stock options, non-statutory stock options, shares of restricted stock, stock appreciation rights and supplemental bonuses consisting of shares of common stock, cash or a combination thereof, to key employees, directors, and consultants to purchase up to the maximum amount of shares of common stock authorized for issuance under the 2005 Plan. The maximum aggregate number of shares of common stock that may be made subject to awards under the 2005 Plan is 1,000,000.

Stock  Options

     The options granted under the 2005 Plan may be either incentive stock options (ISOs) that meet certain requirements under the federal income tax laws or non-incentive stock options (non-ISOs). Each granted ISO will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date. Each granted non-ISO may have an exercise price per share less than the fair market value per share of Common Stock on the option grant date if the Committee so determines.

     Each option agreement will state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the option or a portion thereof will vest and the number of shares of Common Stock for which the right to exercise the option will vest at each such time, period, or fulfillment of condition. The 2005 Plan provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by the Committee in the grant of the option, subject to any vesting requirements set forth in the option agreement. Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Committee has discretion to set the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

     No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless the exercise price for each share of Common Stock subject to such incentive stock option is at least 110% of the fair market value per share of the Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, if the total fair market value of shares of Common Stock designated as and otherwise qualifying as ISOs that are exercisable for the first time by an employee in a given calendar year exceeds $100,000, valued as of the grant date of the option, the options for shares of Common Stock in excess of $100,000 for that year will be treated as non-ISOs.

Restricted  Stock

     The 2005 Plan provides for awards of shares of Common Stock that are subject to restrictions on transferability and other restrictions that may be determined by the Committee in its discretion. The Committee sets all terms and conditions of each grant, including the number of shares of restricted stock subject to the grant, the purchase price, if any, to be paid by the grantee for such shares and restrictions applicable to the shares of restricted stock. The restrictions placed on the restricted stock may include restrictions on transfer of all or a portion of the restricted stock, provisions for the forfeiture of such shares in specified circumstances, a right of the Company to repurchase the shares and the conditions (including price) of such repurchase, and a right of first refusal by the Company to purchase the shares before the shares may be transferred to a third party. Such restrictions will lapse on the terms as are established by the Committee. Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the 2005 Plan. The provisions of restricted stock awards need not be the same with respect to each recipient.

Stock  Appreciation  Rights

     Stock Appreciation Rights (SARs) constitute the right to receive cash, shares of Common Stock, or a combination of both (in the sole discretion of the Committee), equal in value to the difference between the exercise price of the SAR and the market price of a share of Common Stock on the exercise date. SARs may be granted alone or in tandem with options. The exercise of all or a portion of a SAR granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa. The provisions of SARs need not be the same with respect to each recipient. The Committee may impose such conditions or restrictions on the exercise of any SAR as it deems appropriate.

Supplemental  Bonuses

     The 2005 Plan permits Supplemental Bonuses that are tied to specific non-ISOs or SARs to be granted to participants. Supplemental Bonuses, if granted, may be granted either at the time of underlying non-ISO or SAR grant or at any time prior to exercise of the underlying non-ISO or SAR in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a stock option, or a specified number of SARs which may be or become exercisable. Supplemental Bonuses are to be paid upon the exercise of the non-ISO or SAR to which they are related. The Committee, in its discretion, may elect to pay Supplemental Bonuses in the form of cash, shares of Common Stock, or any combination of cash and shares of Common Stock. A Supplemental Bonus may not exceed the amount of income taxes, assuming the maximum combined federal and state income tax rates, arising from the exercise and payment of the non-ISO or SAR and the Supplemental Bonus itself.

Merger  or  Liquidation  of  the  Company

     The Plan permits any award agreement to provide that the award will vest, and any restrictions and other conditions applicable to awards will lapse, upon a disposition of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or merger or reorganization in which the Company is not the surviving corporation.

Amendments  and  Termination

     The Board of Directors may amend or terminate the Plan provided that no outstanding awards may be adversely affected without the consent of the affected participant. Stockholder approval generally must be obtained to (i) increase the maximum number of shares of Common Stock that may be made subject to stock options; (ii) materially increase the benefits accruing to participants under the 2005 Plan; or (iii) materially modify the requirements as to eligibility for participation in the 2005 Plan. No award may be granted under the 2005 Plan subsequent to ten years after the effective date of the 2005 Plan.

Federal  Income  Tax  Consequences

     The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2005 Plan. BECAUSE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2005 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

     Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is subject to income tax (but not FICA taxes) as though he or she had exercised a non-ISO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of (1) the excess of the fair market value of the shares acquired on the date of its exercise over the option price, or (2) the excess of the amount realized in the sale of the stock over the original option price. The Company will not be entitled to a deduction with respect to the grant or exercise of the ISO or the sale of the ISO shares, except in the case of a disqualifying disposition of the ISO shares, upon which event the Company deduction is the same amount as the income to the participant.

     Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of "alternative minimum taxable income" in excess of an applicable exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an non-ISO (as noted below), so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person's circumstances.

     Non-Incentive Stock Options. The tax treatment of non-ISOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when a non-ISO is granted but, upon the exercise of a non-ISO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. If the recipient is an employee of the Company, the income will constitute additional wages, subject to FICA taxes. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

     Restricted Stock Awards. Grantees of restricted shares issued pursuant to the 2005 Plan (the "Restricted Shares") ordinarily do not recognize income at the time of the grant of unvested awards. However, when Restricted Shares are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Shares may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to the Company. If the grantee is an employee of the Company, the income will constitute additional wages, subject to FICA taxes. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

     Stock Appreciation Rights. Ordinary income is reportable when a SAR is granted to a participant. A penalty of 20% of such income may be payable unless the SAR is issued with conditions that meet the requirements of Section 409A of the Code. Assuming such 409A requirements are met, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of the Company's common stock received at the time of exercise. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code. If the recipient is an employee of the Company, the income will constitute additional wages, subject to FICA taxes. If the Company issues shares, the recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

     Supplemental Bonus. A participant generally will recognize no income upon the grant of a Supplemental Bonus assuming such grant meets the requirements of
Section 409A of the Code. In such event, upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date of receipt of the stock, will be taxed as capital gain or loss.

     Withholding. The Company may take such steps as it deems necessary or appropriate to withhold federal, state and local income and payroll taxes in connection with any award under the 2005 Plan.

     Change of Control. If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "excess parachute payments" under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

     The foregoing summary of the federal income tax consequences of the 2005 Plan is based on present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

     VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS. Assuming the presence of a quorum, the affirmative vote of at least a majority of the shares represented at the meeting is required for approval of this proposal.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2005 EQUITY COMPENSATION PLAN.

                              CORPORATE GOVERNANCE

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices. We continually review these governance practices, Delaware law (the state in which we are incorporated), rules and listing standards of the NASDAQ Stock Market, Inc., SEC regulations, as well as best practices suggested by recognized governance authorities.

     Currently, our Board of Directors has nine members. The Board of Directors has determined that five of those nine directors, namely Dr. Miller and Messrs. Gray, Kikumoto, McNair and Tate, satisfy the NASDAQ standard for director independence. The Board of Directors held four meetings in 2004. Each director attended at least 75% of the Board of Directors and applicable committee meetings during 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established an Audit Committee, Finance/Strategic Planning Committee, Compensation/Stock Option Committee and a Nominating Committee.

     AUDIT  COMMITTEE

     The Audit Committee currently consists of Messrs. McNair (Chairman), Kikumoto and Tate. The Audit Committee held nine meetings in 2004.

     The Board of Directors has determined that all members of the Audit Committee are "independent" within the meaning of the listing standards of the NASDAQ Stock Market, Inc. and the SEC rules governing audit committees. In addition, the Board of Directors has determined that Mr. Tate meets the SEC criteria of an "audit committee financial expert" as defined under the applicable SEC rules.

     The Audit Committee's functions and activities during 2004 are described in more detail below under the heading "Audit Committee Report." The Board of Directors reviewed and made minor revisions to the written charter for the Audit Committee in April 2005. The Audit Committee Charter, as amended, is attached to this Proxy Statement as "Exhibit B."

     Audit Committee Report

     The members of the Audit Committee have been appointed by the Board of Directors. The Committee is comprised of three directors who each meet the independence and experience requirements of the NASDAQ Stock Market, Inc. The following directors are the current members of the Audit

Committee: Maj. Gen. Carl H. McNair, Jr. (Ret.) (Chairman), C. David Kikumoto and Paul H. Tate. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in April 2003.

     The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's consolidated financial statements, and its independent auditors are responsible for auditing the consolidated financial statements. The principal purpose of the Audit Committee is to monitor these processes.

     In this context, the Audit Committee or the Chairman met and held discussions with management and the independent auditors, KPMG LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

     As further detailed in its charter, the role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

     - the integrity of Air Methods' financial statements, including matters relating to its internal controls;

     - the qualification and independence of Air Methods' independent auditors;

     -    the performance of the independent auditors;

     -    compliance with legal and regulatory requirements.

     In the performance of established oversight functions, the Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to Air Methods is compatible with maintaining the auditors' independence, and has discussed with the auditors the auditors' independence, including whether the provision of the services described in the proxy statement under the heading "Fees and Services for 2003 and 2004" is compatible with maintaining the independent auditors' independence.

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee's charter, the Committee recommended to the Board of Directors and the Board of Directors approved inclusion of the audited financial statements in Air Methods' Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC.

                                   By the Audit Committee:

                                   Carl H. McNair, Jr. (Chair)
                                   C. David Kikumoto
                                   Paul H. Tate

     FINANCE/STRATEGIC  PLANNING  COMMITTEE

     The Finance/Strategic Planning Committee was formed by the Board of Directors in April 2003. The current members of the Finance/Strategic Planning Committee are Messrs. Tahbaz (Chairman), Bernstein, Kikumoto and Todd. The Finance/Strategic Planning Committee provides oversight of establishment and achievement of corporate financial objectives, key growth initiatives and capital structure of the Company. The Finance/Strategic Planning Committee met six times in 2004.

     COMPENSATION/STOCK  OPTION  COMMITTEE

     The Compensation/Stock Option Committee currently consists of Dr. Miller (Chairman) and Messrs. Bernstein and Gray. The Compensation/Stock Option
Committee, which met four times in 2004, is responsible for making recommendations to the Board of Directors regarding executive compensation matters.

     The Board of Directors has determined that all members of the Compensation/Stock Option Committee are "independent" within the meaning of the NASDAQ Stock Market Inc.'s listing standards, except for Mr. Bernstein whom the Board of Directors has determined, based on exceptional and limited circumstances, should continue to serve on the Compensation/Stock Option Committee until the Company's 2005 annual meeting of stockholders.

     Compensation Committee Report

     The Compensation/Stock Option Committee is responsible for recommending and administering the Company's guidelines governing employee compensation. The Compensation/Stock Option Committee evaluates the performance of management, recommends compensation policies and levels, and makes recommendations concerning salaries and incentive compensation.

     Compensation  Philosophy.  The  Company's executive compensation program is
     ------------------------
designed to attract and retain executives capable of leading the Company to meet its business and development objectives and to motivate them to actions which will have the effect of increasing the long-term value of stockholder investment in the Company. The Compensation/Stock Option Committee considers a variety of factors, both qualitative and quantitative, in evaluating the Company's executive officers and making compensation decisions. These factors include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to the Company, and most important, the progress of the Company towards its long-term objectives. At this point in the Company's development, objectives against which executive performance is gauged include the addition and retention of aeromedical service contracts, growth of its independent services model and Products Division, and the securing of necessary capital and financing to fund business expansion. Annual compensation for the Company's executive officers for 2004 consisted of base salary, bonuses and 401(k) match.

     Compensation  of  the Chief Executive Officer.  Mr. Todd assumed the office
     ---------------------------------------------
of Chief Executive Officer of the Company on July 1, 2003. The Compensation/Stock Option Committee increased Mr. Todd's annual salary to $329,600 effective January 1, 2005. In determining the compensation to be awarded to Mr. Todd for his services to the Company, the Committee considered salaries paid to chief executive officers at competitive companies.

     Base  Salary.  The  base  salary  for each executive officer, including the
     ------------
Chief Executive Officer, is established initially by the Committee pursuant to written employment agreements. Base salaries are reviewed annually by the Committee and adjusted based on the Committee's review of salaries paid to executives at competitive companies, the particular executive officer's performance and length of time in a certain position and the Company's financial condition and overall performance and profitability.

     Incentive  Bonus.  In  order  to  provide additional incentive to executive
     ----------------
officers to achieve corporate objectives within operating divisions and the Company as a whole, the Compensation Committee adopted a plan in June 2004 which provided for payment of year-end bonuses. The dollar amount of those bonuses was stated as a percentage of base salary and was conditional to achievement of corporate objectives. Because the objectives were not met in 2004, no bonuses were awarded according to the terms of the plan. However, in the first quarter of 2005, the Compensation Committee approved discretionary bonuses, as provided for within the plan, to certain executive officers of the Company related to management's performance under difficult circumstances in 2004.

     Section  162(m)  Compliance.  Under  Section  162(m)  of  the Code, federal
     ---------------------------
income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, and non-qualified benefits), other than certain performance-based compensation approved by a committee of two or more independent directors and by the shareholders, for certain executive officers exceeds $1 million in any one year. The Committee intends to design the Company's compensation programs so that the total of such compensation paid to any employee will not exceed $1 million in any one year.

                         By the Compensation/Stock Option Committee:

                         Lowell D. Miller, Ph.D., Chairman
                         Ralph J. Bernstein
                         Samuel H. Gray

     NOMINATING  AND  GOVERNANCE  COMMITTEE

     The Nominating and Governance Committee provides committee membership recommendations to the Board of Directors, along with changes to those committees and identifies, evaluates and recommends to the Board individuals, including individuals proposed by stockholders, qualified to serve as members of the Board of Directors and the nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected. The Nominating Committee also develops and recommends to the Board of Directors corporate governance principles applicable to the Company. The Nominating and Governance Committee currently consists of Messrs. Gray
(Chairman) and Tahbaz and Dr. Miller. The Nominating and Governance Committee met four times in 2004.

     The Board of Directors has determined that all members of the Nominating and Governance Committee are "independent" within the meaning of the NASDAQ Stock Market Inc.'s listing standards, except for Mr. Tahbaz whom the Board of Directors has determined, based on exceptional and limited circumstances, should continue to serve on the Nominating and Governance Committee until the Company's 2005 annual meeting of stockholders.

NOMINATION  OF  DIRECTORS

     In accordance with its written charter, the Nominating and Governance Committee investigates suggestions for candidates for membership on the Board of Directors and recommends prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board of Directors, including stockholder nominations for the Board of Directors made in compliance with the Corporate Bylaws.

     Directors may be nominated by the Board of Directors or by stockholders in accordance with our Bylaws, which provide that nominations for the election of directors may be made by the Board of Directors or a committee of the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations for director may be made by any stockholder entitled to vote in the election of directors generally, but only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth the following: (a) the name and address of the stockholder intending to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination; (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person pursuant to which the nomination is to be made by the stockholder; (d) such other information regarding the nominee required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of the nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     In recommending candidates for appointment or re-election to the Board of Directors, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the NASDAQ rules, and that members of the Company's Audit Committee meet the financial literacy and sophistication requirements under the NASDAQ rules and at least one of them qualifies as an "audit committee financial expert" under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

     In determining whether to recommend a director for re-election, the Nominating and Governance Committee will consider the director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

DIRECTOR COMPENSATION

     The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as directors of the Company. The current payments to the Company's non-employee directors, except for Mr. Belsey, are as follows:

     -    Annual retainer of $15,000;
     -    $1,000 per Board of Directors meeting, regardless of venue or format;
     - $1,000 per Audit Committee meeting and $600 per committee meeting for all other committees;
     - Fee per committee meeting for committee chairman as follows: $4,000 for Audit Committee, $3,000 for Compensation/Stock Option Committee, $2,000 for Nominating and Governance Committee and $1,000 for Finance/Strategic Planning Committee.

     The Company also reimburses its non-employee directors for their reasonable expenses incurred in attending Board of Directors and committee meetings. Board members who are also officers do not receive any separate compensation nor fees for attending Board of Directors or committee meetings.

     Each year prior to 2004, each non-employee director was granted options upon completion of each year of service, if the director had attended a minimum of 75% of all Board of Directors' and applicable committee meetings during that fiscal year. A year of service is defined as a fiscal year of the Company during which the non-employee director served on the Board of Directors for the entire fiscal year. Through 2002, on an annual basis on the last day of the year, each qualified non-employee director received a five-year option to purchase 5,000 shares (10,000 shares for 2003), exercisable at the then-current fair market value of the Company's common stock. No options were granted to the non-employee directors for the year 2004, but the retainer compensation paid to non-employee directors was increased from $12,000 to $15,000 in 2005. As of December 31, 2004, directors held options granted for director-related services to purchase a total of 145,000 shares of common stock.

     In 2003, the Company purchased $50,000 life insurance policies for each nonemployee director who had served longer than one year, excluding Messrs. Belsey and McNair. A life insurance policy was purchased for Mr. Tate in 2004 and the Company is in the process of purchasing a life insurance policy for Mr. Kikumoto. The policies vest over two years; and, as of June 2005, participating directors were 100% vested, with the exception of Mr. Tate who was 50% vested. Effective December 22, 2003, an annuity policy was purchased on behalf of Mr. McNair in the amount of $50,000 in lieu of insurance policies purchased for other members of the Board of Directors.

CODE OF ETHICS

     We have adopted a Code of Ethics for our directors, officers, and employees. This Code of Ethics is intended to promote honest and ethical conduct, compliance with applicable laws, full and accurate reporting, the prompt internal reporting of violations of the code, as well as other matters. The Company will provide a copy of its Code of Ethics to any person without charge, upon written request to: Secretary, Air Methods Corporation, 7301 S. Peoria, Englewood, Colorado 80112.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors recommends that stockholders initiate any communications with the Board of Directors in writing directed to the Company's secretary at: Secretary, Air Methods Corporation, 7301 S. Peoria, Englewood, Colorado 80112. This centralized process will assist the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. Each communication intended for the Board of Directors and received by the secretary that is a communication made by the stockholder in such capacity (as opposed to acting in its capacity as a party with a commercial relationship with the Company) will be promptly forwarded to the specified party.

ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

     The Company encourages each member of the Board of Directors to attend each annual meeting of the stockholders. All but one of the Company's directors attended our 2004 annual meeting of the stockholders.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on its review of the copies of reports filed and upon written representations, the Company believes that during 2004, executive officers, directors and ten percent stockholders of the Company were in compliance with their filing requirements under Section 16(a) of the Exchange Act, except for the following:

     - Form 4 related to one option exercise transaction for General Carl McNair. The Form 4 was sent for filing within the time-frame required. However, a notice of failure to transmit via EDGAR was received the following day; and the Form 4 was successfully transmitted later that day.

     - Forms 4 related to option grants to Neil Hughes, Aaron Todd, Trent Carman, David Dolstein and Sharon Keck. The late filing was due to an administrative delay between grant date and delivery of formal option grant agreements to the executive officers. For each officer, the filing related to a single option grant transaction.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, an independent registered public accounting firm, audited the consolidated financial statements of the Company for the years ended December 31, 2004 and December 31, 2003. The Company expects its independent registered public accounting firm to attend the Annual Meeting. Such accountants will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Current year appointment has been confirmed by the Audit Committee of the Board of Directors and is detailed herein in the Audit Committee Report.

FEES AND SERVICES FOR 2004 AND 2003

     In addition to retaining KPMG LLP, the Company's independent registered public accounting firm, to audit the consolidated financial statements for the year ended December 31, 2004, the Company and its subsidiaries retained KPMG LLP to provide other services. The aggregate fees incurred by the Company for audit, audit-related, tax and other services provided by KPMG LLP during the years ending December 31, 2004 and December 31, 2003, respectively, were:

                                                        2004       2003
                                                     --------  ----------
     Audit fees                                      $620,220   $216,500
     Audit-related fees                                10,000     13,000
     Tax fees                                          80,325     90,070
     All other fees                                       -0-        -0-
                                                     ---------  ---------
        TOTAL                                        $710,545   $319,570

     Audit fees include fees for the audit of our annual consolidated financial statements, review of our unaudited consolidated financial statements included in our quarterly reports on Form 10-Q, the audit of management's assessment of the effectiveness of internal control over financial reporting as of December
31, 2004, review of SEC filings, consents, registration statements, comfort letters and other services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years.

     Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include audits of employee benefit plans and other services not directly impacting the audit of the annual financial statements and related services.

     Tax fees include tax services related to the preparation and/or review of, and consultations with respect to, federal, state, and local tax returns.

     All other fees include fees for services not considered audit or tax services. KPMG LLP performed no such services during 2004 or 2003.

PRE-APPROVAL POLICIES AND PROCEDURES

     All audit and non-audit services performed for us by our independent registered public accounting firm during the fiscal year ended December 31, 2004 were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee's pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. In addition, audit services not covered by the annual engagement letter, audit-related services and tax services require the specific pre-approval by the Audit Committee prior to engagement. In addition, services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be pre-approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated are required to report any pre-approval decisions to the Audit Committee at the meeting of the Audit Committee following the decision. The Audit Committee is not permitted to delegate to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY  COMPENSATION

     The following table sets forth the cash compensation payable by the Company that was earned by the Chief Executive Officer and each of the other executive officers whose annual salary and bonus for 2004 exceeded $100,000 (the "Named Executive Officers") for the years 2002, 2003 and 2004.

                                       ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                       -------------------              ----------------------
                                                              OTHER   SECURITIES
                                                             ANNUAL   UNDERLYING     ALL OTHER
NAME AND POSITION               YEAR  SALARY ($)    BONUS     COMP.   OPTIONS (#)  COMPENSATION
------------------------------  ----  ----------  ---------  -------  -----------  -------------
                                                   ($)(1)      ($)                    ($)(2)
                                                   ------      ---                    ------
Aaron D. Todd(3)                2004     331,538   9,600(6)       --      150,000        14,606
     Chief Executive Officer    2003     285,000        --        --       50,000        17,250
                                2002     224,423   217,500        --      125,000        12,093

David L. Dolstein               2004     216,538   6,300(6)       --      115,000        10,631
     Senior Vice President,     2003     190,000        --        --       25,000        13,131
     Community Based            2002     169,692   118,000        --       75,000        10,149
     Services
Neil M. Hughes                  2004     217,308   6,300(6)       --       90,000        11,906
     Senior Vice-President,     2003     190,000        --        --           --        13,027
     Air Medical Services       2002     169,500    99,000        --       50,000        10,500
     Division
Trent J. Carman(5)              2004     212,500   6,200(6)       --       75,000        10,625
     Chief Financial Officer,   2003     128,571        --        --       37,500         2,625
     Secretary and Treasurer    2002          --        --        --           --            --

Sharon J. Keck                  2004     155,192   5,000(6)       --       60,000         7,881
     Chief Accounting Officer   2003     135,000        --        --           --         8,117
     and Controller             2002     109,615  50,000(4)       --       15,000         6,546

(1)  Unless  otherwise  noted,  bonus  for  2002  consists of an incentive bonus payable under the Incentive Bonus Plan adopted in March 2002 and a discretionary bonus related to the acquisition and integration of Rocky Mountain Holdings. All 2002 bonuses were paid in 2003.
(2)  Consists of employer matching contributions under the Company's 401(k)
     Plan.
(3)  Mr.  Todd  was  appointed Chief Executive Officer effective July 1,
     2003.
(4) Consists of a discretionary bonus related to the acquisition and integration of Rocky Mountain Holdings and 2002 fiscal performance
(5)  Mr.  Carman  joined  the  Company  in  April  2003
(6) Consists of a discretionary bonus related to management's performance in 2004. All 2004 bonuses were paid in 2005.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain summary information concerning stock option grants during 2004 for the Named Executive Officers.

                                            % OF TOTAL                             GRANT DATE
                   NUMBER OF SECURITIES  OPTIONS GRANTED                            PRESENT
                    UNDERLYING OPTIONS   TO EMPLOYEES IN   EXERCISE   EXPIRATION   VALUE PER
NAME                     GRANTED           FISCAL YEAR       PRICE       DATE        SHARE
-----------------  --------------------  ----------------  ---------  ----------  ------------
Aaron D. Todd                   125,000               22%  $    8.98    01/01/10  $    3.08(1)
                                 25,000                4%  $    8.98    01/01/09  $    2.24(2)

David L. Dolstein               100,000               18%  $    8.98    01/01/10  $    3.08(1)
                                 15,000                3%  $    8.98    01/01/09  $    2.24(2)

Neil Hughes                      75,000               13%  $    8.98    01/01/10  $    3.08(1)
                                 15,000                3%  $    8.98    01/01/09  $    2.24(2)

Trent J. Carman                  60,000               11%  $    8.98    01/01/10  $    3.08(1)
                                 15,000                3%  $    8.98    01/01/09  $    2.24(2)

Sharon Keck                      50,000                9%  $    8.98    01/01/10  $    3.08(1)
                                 10,000                2%  $    8.98    01/01/09  $    2.24(2)

(1) The present value is estimated on the date of grant using the Black-Scholes option-pricing model using the following assumptions: dividend yield of 0%, expected volatility of 32%, risk-free interest rate of 3.4% and expected option life of 5 years.
(2) The present value is estimated on the date of grant using the Black-Scholes option-pricing model using the following assumptions: dividend yield of 0%, expected volatility of 32%, risk-free interest rate of 2.5% and expected option life of 3 years.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table provides certain summary information concerning stock option exercises during 2004 by, and option values as of December 31, 2004 for, the Named Executive Officers.

                                                NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                      SHARES                   UNDERLYING UNEXERCISED       IN-THE-MONEY
                     ACQUIRED                   OPTIONS AT FY-END (#)   OPTIONS AT FY-END ($)
                   ON EXERCISE      VALUE           EXERCISABLE/            EXERCISABLE/
                   ------------                -----------------------  ---------------------
     NAME              (#)       REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE(1)
     ----              ---       ------------       -------------         ----------------

Aaron D. Todd                --            --           75,000/175,000         104,333/52,167
David L. Dolstein        60,000       312,720           38,332/126,668          52,165/26,085
Neil M. Hughes            2,000        10,718           53,000/101,667         117,836/20,416
Trent J. Carman              --            --            30,000/82,500           17,000/8,500
Sharon J. Keck               --            --            13,334/61,666          24,500/12,250

(1) Amounts represent the fair market value of the underlying common stock at December 31, 2004 of $8.60 per share less the exercise price.

EMPLOYMENT  AGREEMENTS

     The Company entered into an Employment Agreement with Mr. Todd effective July 1, 2003 for an initial term of two years, subject to successive one-year extensions. The agreement provides for annual compensation which is currently $320,000 and may be terminated by either party upon 90 days' written notice, or immediately by us for cause. In the event the Company terminates the agreement without cause, Mr. Todd is entitled to severance payments for 18 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his employment. During the term of employment and for 18 months following the termination of employment, Mr. Todd may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with each of Mr. Carman, Mr. Dolstein, Mr. Hughes, and Ms. Keck effective January 1, 2003, with the exception of Mr. Carman's agreement, which was effective April 28, 2003. Each agreement is for an initial term of one year starting on the effective date, and subject to successive one-year extensions. Each of the agreements was extended for an additional year in 2004. The agreements provide for annual compensation which is currently $205,000, $210,000, $210,000, and $150,000, respectively.
Each agreement may be terminated either by the Company or by the employee upon 90 days' written notice, or immediately by us for cause. In the event the Company terminates an agreement without cause, the employee is entitled to severance payments for 12 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his or her employment. During the term of employment and for 12 months following the termination of employment, the employee may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Executive Consulting Agreement with Mr. Belsey effective July 1, 2003 for an initial term of five years. Under the agreement, Mr. Belsey has agreed to serve as Chairman of the Board of Directors, at the pleasure of the Board of Directors, through the completion of the Annual Meeting of Stockholders in 2004. Upon the expiration of that term of service and his re-election to the Board of Directors, Mr. Belsey was reappointed as Chairman through the Annual Meeting of Stockholders in 2007. Mr. Belsey has also agreed to serve as a consultant with those responsibilities designated to him by the Board of Directors. The Company has agreed to pay Mr. Belsey a consulting fee of $750,000, payable $150,000 per year from July 1, 2003 through June 30, 2007. This fee is payable regardless of the amount of time Mr. Belsey spends performing his services as Chairman and consultant, and whether or not he becomes disabled or dies during such period. In addition, the Company paid Mr. Belsey cash compensation of $50,000 on each of July 1, 2003, January 1, 2004, and January 1, 2005, which Mr. Belsey contributed to a personal retirement fund. During the term of this agreement and for a period of 18 months following the termination of his service with the Company, Mr. Belsey may not engage in any business which competes with the Company anywhere in the United States.

STOCK  OPTIONS

     In 1995, the Company adopted the 1995 Air Methods Corporation Employee Stock Option Plan (the "1995 Plan"). Under the provisions of the 1995 Plan, all full-time employees, directors and consultants of the Company are eligible to receive stock option grants as may be awarded by the Board of Directors. As of March 31, 2005, there were options to purchase a total of 1,012,499 shares outstanding under the 1995 Plan and approximately 20,712 shares available for issuance under the 1995 Plan. The 1995 Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, non-incentive stock options, stock appreciation rights and supplemental bonuses.

EQUITY COMPENSATION PLAN INFORMATION

     The following equity compensation plans have been previously approved by the Company's shareholders:

     - 1995 Employee Stock Option Plan - provides for the granting of incentive stock options and nonqualified stock options, stock appreciation rights, and supplemental stock bonuses to employees as well as third party consultants and directors.

     - Nonemployee Director Stock Option Plan - provides for the granting of nonqualified stock options to nonemployee directors of the Company upon the completion of each full year of service.

     - Equity Compensation Plan for Nonemployee Directors - provides for the issuance of shares of common stock to nonemployee directors, at their election, in lieu of cash as payment for their director services.

     Information regarding the securities under each of these three plans is as follows as of December 31, 2004:

                            (a)
                         NUMBER OF                                        (c)
                      SECURITIES TO BE           (b)              NUMBER OF SECURITIES
                        ISSUED UPON       WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                        EXERCISE OF       EXERCISE PRICE OF      FUTURE ISSUANCE UNDER
                        OUTSTANDING          OUTSTANDING          EQUITY COMPENSATION
                     OPTIONS, WARRANTS    OPTIONS, WARRANT    PLANS (EXCLUDING SECURITIES
   PLAN CATEGORY         AND RIGHTS          AND RIGHTS         REFLECTED IN COLUMN (a))
-------------------  ------------------  -------------------  ----------------------------
Equity compensation
plans approved by
security holders              1,035,814                $8.03                       200,607

Equity compensation
plans not approved
by security holders                   0                  N/A                             0

Total                         1,035,814                $8.03                       200,607

                             STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return for the period from December 31, 2000 through December 31, 2004 against the Standard & Poors 500 ("S&P 500") index and "peer group" companies in industries similar to those of the Company. The S&P 500 is a widely used composite index reflecting the returns of five hundred publicly traded companies in a variety of industries. Peer Group Index returns reflect the transfer of the value on that date of the initial $100 investment into a peer group consisting of all publicly traded companies in SIC Group 4522: "Non-scheduled Air Transport." The Company believes that this Peer Group is its most appropriate peer group for stock comparison purposes due to the limited number of publicly traded companies engaged in medical air or ground transport, and because this Peer Group contains a number of companies with capital costs and operating constraints similar to those of the Company.

                                ANNUAL RETURN PERCENTAGE

                                                            YEARS  ENDING
                                            -------------------------------------------
COMPANY NAME / INDEX                          DEC00    DEC01    DEC02    DEC03    DEC04
=======================================================================================
AIR METHODS CORP                             24.00%   60.77%   -8.49%   57.52%   -4.23%
S&P 500 INDEX                                -9.11%  -11.88%  -22.10%   28.68%   10.88%
PEER GROUP                                   71.62%     .71%  -13.31%    9.67%   23.29%


                                    INDEXED RETURNS

                                     BASE                   YEARS ENDING
                                    PERIOD  -------------------------------------------
COMPANY NAME / INDEX                 DEC99   DEC00    DEC01    DEC02    DEC03    DEC04
=======================================================================================
AIR METHODS CORP                       100  124.00   199.36   182.43   287.36   275.20
S&P 500 INDEX                          100   90.89    80.09    62.39    80.29    89.02
PEER GROUP                             100  171.62   172.83   195.82   214.76   264.78


PEER GROUP COMPANIES (SIC = 4522)
=======================================================================================
AIR METHODS CORP
AIRNET SYSTEMS INCOME
ATLAS AIR WORLDWIDE HOLDINGS, INC
ELITE FLIGHT SOLUTIONS, INC.
OFFSHORE LOGISTICS, INC.
PETROLEUM HELICOPTERS, INC.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG AIR METHODS CORPORATION, THE S & P 500 INDEX
                                AND A PEER GROUP

                                [GRAPHIC OMITTED]

*$100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth, as of June 1, 2005, the beneficial ownership of the Company's outstanding Common Stock: (i) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock, (ii) by each director and executive officer of the Company, and
(iii)  by  all  directors  and  executive  officers  as  a  group.

                                           Number       Percentage of
Name and Address                         of Shares      Common Stock
-------------------------------------  --------------  --------------
George W. Belsey                            80,186(1)              *
7301 South Peoria
Englewood, CO  80112

Ralph J. Bernstein                       1,227,677(2)           11.0%
77 E. 77th St.
New York, NY  10021

Trent J. Carman                             47,500(3)              *
7301 South Peoria
Englewood, CO  80112

David L. Dolstein                          100,274(4)              *
1670 Miro Way
Rialto, CA  92376

Samuel H. Gray                              15,000(5)              *
9 Campus Drive, 2nd Floor East
Parsippany, NJ  07054

Neil M. Hughes                              60,998(6)              *
7301 South Peoria
Englewood, CO  80112

Sharon J. Keck                              22,061(7)              *
7301 South Peoria
Englewood, CO  80112

David Kikumoto                               3,000(8)              *
6312 South Fiddler's Green Circle
Suite 200 East
Greenwood Village, CO  80111

MG Carl H. McNair, Jr. (Ret.)               55,637(9)              *
3170 Fairview Park Dr. MC 256
Falls Church, VA  22042

Lowell D. Miller, Ph.D.                    60,000(10)              *
16940 Stonehaven
Belton, MO  64012


                                       23

                                           Number       Percentage of
Name and Address                          of Shares     Common Stock
-------------------------------------  --------------  --------------

Morad Tahbaz                              175,183(11)            1.6%
77 E. 77th St.
New York, NY  10021

Paul H. Tate                                5,000(12)              *
7001 Tower Road
Denver, CO  80249

Aaron D. Todd                             129,174(13)            1.2%
7301 South Peoria
Englewood, CO  80112

All Directors and Executive Officers
as a group (13 persons)                1,881,690 (14)           16.3%

Acquisitor Holdings (Bermuda) Ltd.
Clarendon House
2 Church Street
Hamilton HM 11, Bermuda                 1,094,000(15)            9.9%

FMR Corp.
82 Devonshire St.
Boston, MA  02109                         940,251(16)            8.5%

Dimensional Fund Advisors Inc.
1299 Ocean Ave., 11th Floor
Santa Monica, CA  90401                   680,621(17)            6.2%

___________________

*    Less than one percent (1%) of Common Stock outstanding on June 1, 2005.

(1)  Consists of 80,186 shares directly owned by George and Phyllis Belsey.
(2) Consists of (i) 1,037,177 shares directly owned, (ii) 60,500 shares owned by Yasmeen Bernstein, Mr. Bernstein's spouse, (iii) 30,000 shares subject to stock options exercisable within 60 days and (iv) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Bernstein is a general partner.
(3) Consists of 47,500 shares subject to stock options exercisable within 60 days.
(4) Consists of (i) 40,000 shares directly owned, (ii) 274 shares directly owned by David and Kathi Dolstein and (iii) 60,000 shares subject to stock options exercisable within 60 days,
(5) Consists of 15,000 shares subject to stock options exercisable within 60 days.
(6) Consists of (i) 998 shares directly owned and (ii) 60,000 shares subject to stock options exercisable within 60 days.
(7) Consists of (i) 394 shares directly owned and (ii) 21,667 shares subject to stock options exercisable within 60 days.
(8)  Consists of 3,000 shares directly owned.
(9) Consists of (i) 5,637 shares directly owned, (ii) 20,000 shares jointly owned with spouse, Jo Ann McNair and (iii) 30,000 shares subject to stock options exercisable within 60 days.
(10) Consists of (i) 50,000 shares owned directly and (ii) 10,000 shares subject to stock options exercisable within 60 days.

(11) Consists of (i) 50,183 shares directly owned, (ii) 25,000 shares subject to stock options exercisable within 60 days and (iii) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Tahbaz is a managing director.
(12) Consists of 5,000 shares subject to stock options exercisable within 60 days.
(13) Consists of (i) 10,240 shares directly owned, (ii) 2,267 shares beneficially owned by Mr. Todd in the Company's 401(k) plan and (iii) 116,667 shares subject to stock options exercisable within 60 days.
(14) Includes (i) 420,834 shares subject to stock options exercisable within 60 days and (ii) 100,000 shares subject to currently exercisable warrants.
(15) Based solely on Form 4 filed by the beneficial owner with the SEC on December 29, 2004.
(16) Based solely on Schedule 13G filed by the beneficial owner with the SEC on February 14, 2005.
(17) Based solely on Schedule 13G filed by the beneficial owner with the SEC on February 9, 2005.

                     CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

COMPENSATION FOR SERVICES OF RELATED PARTY

     In connection with the acquisition of Rocky Mountain Holdings in 2002, we received services from Americas Partners, an entity affiliated with Mr. Tahbaz and Mr. Bernstein. We agreed to pay Americas Partners approximately $750,000 for such services, which amount was determined by the independent directors to be the fair value of the services. The form of payment was $477,388 in cash and a warrant to purchase 100,000 shares of our common stock. The warrant is immediately exercisable, has an exercise price of $5.28 per share, and expires on October 16, 2007.

EQUITY  COMPENSATION  ARRANGEMENT

     In consideration for certain investor relations consulting and other services provided by RCG Capital Markets Group, Inc. ("RCG"), we issued two warrants to RCG. First, on June 29, 2000, we issued to RCG a warrant which was immediately exercisable to purchase up to 25,000 shares of our common stock at an exercise price of $3.15 per share. This warrant has been exercised in full. Second, on August 7, 2002, we issued to RCG an additional warrant to purchase up to 25,000 shares of our common stock, at an exercise price of $6.60 per share. This warrant is fully vested and the right to purchase the shares under this warrant expires on August 8, 2007. As of June 20, 2005, RCG owned 9,000 shares of our common stock and one control person of RCG owned 19,000 shares of our common stock through a revocable trust and 5,000 indirectly.

                           INCORPORATION BY REFERENCE

     The information contained in the Compensation/Stock Option Committee Report, Audit Committee Report and the stock price performance graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2006 annual meeting of stockholders, which the Company expects to hold in July 2006, must deliver proposals to the Company at its principal executive offices, Attention:
Corporate Secretary, by Thursday, March 2, 2006, for inclusion in the proxy materials relating to that meeting. All proposals must comply with the applicable requirements of federal securities' laws and the Company's Bylaws.

     Stockholder proposals for the 2006 annual meeting of stockholders submitted to the Company prior to Friday, June 2, 2006 may, at the discretion of the Company, be voted on at the 2006 annual meeting of stockholders. All proposals received by the Company after June 2, 2006 will be considered untimely.

                                  OTHER MATTERS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the proxies in respect of any such business in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:

Trent J. Carman, Secretary

June 30, 2005
Englewood, Colorado

                                    EXHIBIT A

                             AIR METHODS CORPORATION

                          2005 EQUITY COMPENSATION PLAN

I.   Purpose
     -------

     This Air Methods Corporation 2005 Equity Compensation Plan (the "Plan") provides for Equity Compensation Grants (as defined below) to Employees and Consultants (as defined herein, including nonemployee directors) of Air Methods Corporation (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their Employees and Consultants.

II.  Certain Definitions
     -------------------

     2.1     "Stock Option".  A Stock Option is the right granted under the Plan
             --------------
to a Participant to purchase shares of Common Stock, at such time or times, and at such price or prices ("Option Price"), as are determined by the Committee. A Stock Option may be an ISO or a Non-ISO as such terms are defined in Section II.

     2.2     "Stock  Appreciation  Right".  A  Stock  Appreciation  Right is the
             ----------------------------
right to receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of the Redemption Value of a specified number of shares of Common Stock then purchasable under a Stock Option.

     2.3      "Restricted  Stock  Grant".  A Restricted Stock Grant is the right
             ---------------------------
to acquire shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer and other terms and conditions as are provided for in Section VIII and as established by the Committee.

     2.4     "Supplemental Bonus".  A Supplemental Bonus is the right to receive
             --------------------
payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.6.

     2.5     "Equity  Compensation  Grant".  An  Equity  Compensation Grant is a
             -----------------------------
Stock Option, Stock Appreciation Right, Restricted Stock Grant on Supplemental Bonus.

     2.6     "Redemption Value".  The Redemption Value of shares of Common Stock
             ------------------
purchasable under a Stock Option shall be the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

     2.7     "Common  Stock".  A  share  of  Common  Stock  means  a  share  of
             ---------------
authorized but unissued or reacquired Common Stock of the Company.

     2.8     "Fair  Market Value".  For the purpose of the Plan, the Fair Market
             --------------------
Value of a share of Common Stock on any date shall be the officially-quoted closing price for the date in question of the shares on the Nasdaq Stock Market or such other stock exchange or securities trading market which is the primary trading market for such shares, or if no closing price is reported on such date, the average of the representative closing bid and asked prices on such date as reported by an accepted reporting service. In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Committee after such consultation with outside experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

     2.9     "Employee".  An  Employee  is  an  employee  of  the Company or any
             ----------
Participating  Subsidiary.

     2.10     "Consultant".  A  Consultant  is  a  bona  fide  consultant,  or a
              ------------
nonemployee director, of the Company or any Participating Subsidiary.

     2.11     "Participant".  A Participant is an Employee or Consultant to whom
              -------------
an  Equity  Compensation  Grant  is  granted.

     2.12     "Disinterested  Person".  A  Disinterested Person is a director of
              -----------------------
the Company who is not, during the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(d) under the Securities Exchange Act of 1934 or any successor to such rule.

     2.13     "Supplemental  Bonus".  A  Supplemental  Bonus  is  the  right  to
              ---------------------
receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.6.

III. Incentive Stock Options and Non-Incentive Stock Options
     -------------------------------------------------------

     The Stock Options granted under the Plan may be either:

          (a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          (b) Non-Incentive Stock Options ("Non-ISOs") which are intended to be options that do not qualify as "Incentive Stock Options" under
     Section 422 of the Code.

All Stock Options granted to Participants other than Consultants shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as Non-ISOs. Subject to the other provisions of the Plan, a non-Consultant Participant may receive ISOs and Non-ISOs at the same time, provided that the ISOs and Non-ISOs are clearly designated as such. All Stock Options granted to Consultants shall be Non-ISOs.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and Non-ISOs.

IV.  Administration
     --------------

     4.1     Committee.  The  Plan  shall  be  administered  by a committee (the
             ---------
"Committee") composed of two or more directors, all of whom are Disinterested Persons. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules for administering the Plan as it may deem necessary to comply with the requirements of the Code, to assure that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or to conform to any regulation or any change in any law or regulation applicable thereto. The Committee may delegate any of its responsibilities under the Plan, other than its responsibilities to grant Equity Compensation Grants, to determine whether the Stock Appreciation Rights or Supplemental Bonuses, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to interpret and construe the Plan. If the Board is composed entirely of Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in the Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee.

     4.2     Actions  of  Committee.  All  actions taken and all interpretations
             ----------------------
and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.   Eligibility and Participation
     -----------------------------

     Equity Compensation Grants may be made to Employees or Consultants of the Company or any Participating Subsidiary, including directors of the Company who are also Employees. The Committee shall from time to time determine the Employees or Consultants to whom Equity Compensation Grants shall be granted, the number of shares of Common Stock subject to each such Equity Compensation Grant and the terms and provisions of each such Equity Compensation Grant, all as provided in this Plan.

VI.  Shares of Common Stock Subject to the Plan
     ------------------------------------------

     6.1     Maximum  Number.  The  maximum aggregate number of shares of Common
             ---------------
Stock that may be issued pursuant to Equity Compensation Grants granted under the Plan shall be 1,000,000. If any shares of Common Stock subject to an Equity Compensation Grant are forfeited or expire under the terms of the Grant, such shares may again be made subject to Equity Compensation Grants.

     6.2     Capital  Changes.  In  the  event  any  changes  are  made  to  the
             ----------------
Company's Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Equity Compensation Grants, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Equity Compensation Grants. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII. Stock Options
     -------------

     7.1     Grant of Stock Options.  The Committee may from time to time, grant
             ----------------------
Stock Options to a Participant and establish the number of shares of Common Stock subject to each such Stock Option, the Option Price of each option and all other terms and conditions of exercise of the Stock Option, all as provided in the Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and the aggregate Fair Market Value

(determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an Employee may first become exercisable in a particular calendar year may not exceed $100,000. The Option Price of a Non-ISO may be less than the Fair Market Value on the date the Non-ISO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after 5 years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

     7.2     Time of Exercise.  Subject to the provisions of the Plan, including
             ----------------
without limitation Section 7.4, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire, which shall be, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option.

     7.3     Exchange  of  Outstanding  Stock.  The  Committee,  in  its  sole
             --------------------------------
discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.4     Termination  of  Employment  Before  Exercise.  With  respect  to
             ---------------------------------------------
Participants who are Employees, if a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). If such Participant's employment is terminated because the Participant dies or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s) shall remain exercisable by the Participant or his Personal Representative or successor, in the case of death, after the termination of his employment for a period of twelve months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). The termination of a Stock Option granted to a Consultant shall be as determined by the Committee, and set forth in the Consultant's applicable Option Agreement(s). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.5     Disposition of Forfeited Stock Options.  Any shares of Common Stock
             --------------------------------------
subject to Stock Options forfeited by a Participant may be made subject to Stock Options granted to other Participants.

     7.6     Grant  of  Supplemental Bonuses.  The Committee, either at the time
             -------------------------------
of grant or at any time prior to exercise of any Non-ISO or Stock Appreciation Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a Stock Option, or a specified number of Stock Appreciation Rights which may be or become exercisable. Such Supplemental Bonus shall be payable upon the exercise of the Non-ISO or Stock Appreciation Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the Non-ISO or upon the exercise of such Stock Appreciation Right, calculated using the maximum combined Federal and Colorado income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus. The Committee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in: (i) cash;
(ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The provisions of Section 9.3 shall apply to the giving of notice, the determination of the number of shares to be delivered, and the time for delivering shares. In applying Section 9.3, the Supplemental Bonus shall be treated as if it were a Stock Appreciation Right that the Participant exercised on the day the Supplemental Bonus became payable.

VIII. Restricted Stock Grants
      -----------------------

     8.1     Grants  of Restricted Stock.  The Committee may, from time to time,
             ---------------------------
grant rights to acquire shares of Common Stock ("Restricted Shares" or "Shares") to any Participant. The Committee shall establish all terms and conditions of the grant, including the number of Restricted Shares subject to the grant, the purchase price, if any to be paid by the Grantee for such shares and restrictions applicable to the Restricted Shares. The restrictions placed on the Restricted Shares may include restrictions on transfer of all or a portion of the Restricted Shares, provisions for the forfeiture of such Shares in specified circumstances, a right of the Company to repurchase the Restricted Shares and the conditions (including price) of such repurchase, and a right of first refusal in the Company to purchase the Shares before the Shares may be transferred to a third party. Each Restricted Stock Grant shall be evidenced by an agreement ("Restricted Stock Agreement") between the Company and the Participant setting forth the terms of the Restricted Stock Grant.

     8.2     Rights  of  Grantee.  Shares  of  Common Stock that are issued as a
             -------------------
Restricted Stock Grant shall be issued in the name of the Grantee as soon as reasonably practicable after the grant upon acceptance of the restrictions by the Grantee in a Restricted Stock Agreement. At the sole discretion of the Committee, certificates for the Restricted Stock will be deposited with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise, and as set forth in the Restricted Stock
Agreement, upon delivery of the Restricted Stock to the escrow agent, the Participant will have the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Shares and to receive dividends or other distributions as described in Section 8.8.

     8.3     Non-Transferability.  Until  all  restrictions  upon  the shares of
             -------------------
Restricted Stock awarded to a Participant have lapsed in the manner set forth in
Section 8.4, the Shares shall not be sold, transferred or otherwise disposed of by the Participant, nor pledged or otherwise hypothecated, nor will the certificates representing the Restricted Shares be delivered to the Participant.

     8.4     Lapse  of  Restrictions.  Restrictions  upon  shares  of Restricted
             -----------------------
Stock awarded hereunder will lapse at such time or times and on such terms and conditions as the Committee may determine. The Restricted Stock Agreement evidencing the Restricted Stock Grant will set forth any such terms and conditions.

     8.5     Forfeiture  of  Restricted  Stock.  All  shares of Restricted Stock
             ---------------------------------
will be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Share will terminate unless the Participant continues in the service of the Company until the expiration of a forfeiture period set forth in the Restricted Stock Agreement and satisfies any and all other conditions set forth in said Agreement. The Committee, in its sole discretion, may determine the forfeiture period (which may, but need not, lapse in installments) in any other terms or conditions applicable to any Restricted Stock Grant.

     8.6     Waiver  of Forfeiture.  Notwithstanding  anything  in  this Section
             ---------------------
VIII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and other conditions set forth in any Restricted Stock Agreement under appropriate circumstances, including, without limitation, the death, disability or retirement of the Participant or a material change in circumstances arising after the date of Grant, and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Shares) as the Committee deems appropriate.

     8.7     Modification  or  Substitution.  Subject  to the terms of the Plan,
             ------------------------------
the Committee may modify outstanding awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent that the restrictions on such Shares have not yet lapsed) and award new Restricted Stock Grants in substitution for them. Notwithstanding the foregoing, no modification of an award will adversely alter or impair any rights or obligations under the Restricted Stock Agreement without the Participant's consent.

     8.8     Treatment of Dividends.  At the time a grant of Restricted Stock is
             ----------------------
awarded, the Committee may, in its sole discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Common Stock by the Company will be (i) deferred until the lapsing of the restrictions imposed upon such Common Stock and (ii) held by the Company for the account of Participant until such time. In the event that dividends are to be deferred, the Committee will determine whether such dividends are to be reinvested in additional Shares of Common Stock (which will be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or a portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of the Shares of Restricted Stock (whether held in cash or as additional Restricted Shares) together with interest accrued thereon, if any, will be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred, together with any interest accrued thereon, in any respect of any Restricted Shares, will be forfeited upon the forfeiture of such Shares of Restricted Stock.

     8.9     Delivery  of  Common  Stock.  Upon the lapse of the restrictions on
             ---------------------------
Shares of Restricted Stock, the Committee will cause a stock certificate to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

IX.  Stock Appreciation Rights
     -------------------------

     9.1     Grant  of  Stock Appreciation Rights.  The Committee may, from time
             ------------------------------------
to time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Common Stock which are, or may become, purchasable under any Stock Option held by the Participant. The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates. Each Participant to whom Stock Appreciation Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

     9.2     Exercise of Stock Appreciation Rights.  Subject to Section 9.3, and
             -------------------------------------
in lieu of purchasing shares of Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the

Stock Appreciation Rights may be exercised only when the Fair Market Value of the Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option. A Participant shall exercise his Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Stock Appreciation
Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 9.3 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

     9.3     Form  of  Payment.  If  a  Participant  elects  to  exercise  Stock
             -----------------
Appreciation Rights as provided in Section 9.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The Committee's election pursuant to this
Section 9.3 shall be made by giving written notice to the Participant within said 90-day period, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Rights. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

X.   No Contract of Employment
     -------------------------

     Nothing in this Plan shall confer upon the Participant the right to maintain its relationship with the Company or any Participating Subsidiary, whether as an Employee, Consultant or otherwise, nor shall it interfere in any way with any right of the Company, or any such Participating Subsidiary, to terminate its relationship with the Participant at any time for any reason whatsoever, with or without cause.

XI.  No Rights as a Stockholder
     --------------------------

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XII. Assignability
     -------------

     No Equity Compensation Grants granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or, in the case of a Non-ISO, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an assignment or transfer of a Non-ISO by a Participant and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion may determine. In the event of his death, the Stock Option, any Stock Appreciation Right or Supplemental Bonus right, the rights under a Restricted Stock Grant may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XIII. Merger or Liquidation of the Company
      ------------------------------------

     If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, all rights under Equity Compensation Grants outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable in full as of such date even though the dates of exercise established pursuant to an applicable Stock Option Agreement or Restricted Stock Agreement have not yet occurred.

XIV. Amendment
     ---------

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock
Options  (unless  necessary  to effect the adjustments required by Section 6.2),
(ii) materially increase the benefits accruing to Participants under the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

XV.  Registration of Optioned Shares
     -------------------------------

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the qualification requirements of any state securities law.

XVI. Withholding Taxes
     -----------------

     The Company, or Participating Subsidiary, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or the Participating Subsidiary, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Equity Compensation Grant including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of rights under any Equity Compensation Grant, until the Participant reimburses the Company, or Participating Subsidiary, for the amount the Company or Participating Subsidiary is required to withhold with respect to such taxes, or canceling any portion of such payment or issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold. Notwithstanding any other provision of this Plan, whenever any such withholding of taxes is required in connection with any such Equity Compensation Grant, issued to a Participant who is subject to Section 16 of the Securities Exchange Act of 1934, shares of Common Stock shall be withheld as the method of reimbursement for such tax withholding in lieu of any other form of withholding under the Plan.

XVII. Non-Exclusivity of the Plan
      ---------------------------

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, consultants and directors generally, or to any class or group of employees, consultants or directors, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

XVIII. Effective Date; Prior Plan Not Superseded
       -----------------------------------------

     18.1     Effective  Date  of  Plan.  This 2005 Equity Compensation Plan was
              -------------------------
adopted by the Board of Directors effective as of June 23, 2005 (the "Effective Date") and will be submitted for approval by the Company's stockholders at the Company's annual meeting of stockholders on August 3, 2005.

     18.2     1995 Plan Not Superseded.  This 2005 Equity Compensation Plan does
              ------------------------
not supersede or otherwise affect the 1995 Stock Option Plan adopted August 15, 1995, and approved by the Company's stockholders on May 23, 1996. All options granted under the 1995 Plan remain valid and shall continue to be governed by the provisions of the 1995 Plan.

     18.3     Term of Plan.  No Equity Compensation Grant shall be granted under
              ------------
this 2005 Equity Compensation Plan subsequent to ten (10) years after the Effective Date. Stock options outstanding subsequent to the ten years after the Effective Date shall continue to be governed by the provisions of the Plan.

                                    EXHIBIT B

                             AIR METHODS CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                            (REVISED APRIL 27, 2005)

PURPOSE:

     The purpose of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Air Methods Corporation, a Delaware corporation (the "COMPANY") shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention.

COMPOSITION:

     The Committee shall be comprised of at least three independent members of the Board. A member of the Committee shall be considered independent so long as the member meets the independence requirements of applicable federal securities laws, the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("NASDAQ") then in effect. All Committee members shall be financially literate and at least one member shall be an "audit committee financial expert" as defined by both the SEC and Nasdaq. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

FUNCTIONS  AND  AUTHORITY:

     The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. The Committee shall be obligated, and shall have full power and authority, to carry out the following responsibilities:

1. Be directly responsible for the appointment (subject to shareholder ratification), retention, termination and compensation of the independent auditors, who shall report directly to the Committee. The Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The Committee shall confirm the regular rotation of the lead audit partner and reviewing partner as required by law. Management of the Company shall discuss in advance with the Committee the rationale for employing audit firms other than the principal auditors.

2. Obtain and review, at least annually, a report by the independent auditors describing:

(a)  the accounting firm's internal quality control procedures;

(b) any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(c) all relationships between the independent auditor and the Company, management and Board members, consistent with Independence Standards Board Standard 1, to assess the auditor's independence.

3. Pre-approve all audit and non-audit services provided by the independent auditors. The Committee may delegate pre-approval authority to one or more members of the Committee, and any such member or members shall report any decisions made under that delegation to the full Committee at its next scheduled meeting. The Committee shall not approve any non-audit services by outside auditors that are prohibited by law or by any rules of the SEC or Nasdaq.

4. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

5. Consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

6.   Obtain and review a report by the independent auditors describing:

     (a)  the  outside  auditors'  internal  quality  control  procedures;  and

     (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, with respect to one or more outside audits carried out by the independent auditors, and any steps taken to deal with any such issues.

7. Determine, as regards new transactions or events, the auditors' reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management.

8. Assure that the auditors' reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

9. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenue in financial statements.

10. Review new and proposed releases and pronouncements by the Financial Accounting Standards Board (FASB), the American Institute of Certified Public Accountants (AICPA), the Public Company Accounting Oversight Board (PCAOB) and the SEC that may affect current or future financial statements or other disclosures in financial reports.

11. Meet separately with management and the independent auditors, upon completion of their audit, to review, evaluate and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures, prior to the filing of a Form 10-K.

12. Review and evaluate with the independent auditors and with management, and require the independent auditors to review, the Company's financial results for interim periods, as reported in the Company's financial statements, or other disclosures, prior to the filing of a Form 10-Q.

13. Provide a report in the Company's annual meeting proxy statement and the Company's Form 10-K stating whether the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

14. Provide for disclosure in the Company's annual meeting proxy statement whether the Committee has a written charter, and filing of the Committee's Charter with the Company's annual meeting proxy statement as required by applicable law.

15. Provide oversight of the internal audit function of the Company by establishing a reporting relationship in which the internal auditor reports to the Committee, through its chairman, as well as the Chief Executive Officer of the Company, and provides written reports to the Committee, quarterly and as requested about matters assigned to that office.

16. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17.  Review and update the Committee's Charter annually.

18. Investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

19. Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS:

     The Committee will hold at least four regular meetings per year and additional meetings as the Committee Chairman or Committee deems appropriate. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

MINUTES  AND  REPORTS:

     Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.


                                      B-3